UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
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|_|      Soliciting Material Pursuant to ss.240.14a-12

                                Zone 4 Play, Inc.
--------------------------------------------------------------------------------
                (Name of registrant as specified in its charter)

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    (Name of person(s) filing proxy statement, if other than the registrant)

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

[GRAPHIC OMITTED]


                                Zone 4 Play, Inc.
                                Israel R&D Center
                             Kyriat Atidim, Bldg. 2
                             Tel Aviv 61580, Israel

                                                                  April 29, 2005
To Our Stockholders:

You are cordially invited to attend our 2005 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Monday, June 20, 2005, at our offices at Israel R&D Center, Kyriat Atidim, Bldg. 2, Tel Aviv 61580, Israel.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting as soon as possible, by signing, dating and returning your proxy card in the enclosed envelope. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.
                                          Sincerely,

                                          /s/ Shimon Citron
                                          -----------------------

                                          Shimon Citron
                                          President and Chief Executive Officer

                                Zone 4 Play, Inc.
                                Israel R&D Center
                             Kyriat Atidim, Bldg. 2
                             Tel Aviv 61580, Israel

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 20, 2005

The Annual Meeting of Stockholders of Zone 4 Play, Inc., a Nevada corporation, will be held at 10:00 a.m., local time, on Monday, June 20, 2005, at our offices at Israel R&D Center, Kyriat Atidim, Bldg. 2, Tel Aviv 61580, Israel for the following purposes:

     (1) To elect three (3) directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

     (2)  To approve our 2004 Global Share Option Plan;

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The holders of our common stock, $0.001 par value per share, of record at the close of business on April 22, 2005, are entitled to notice of and to vote at our annual meeting or any adjournment or adjournments thereof. The meeting may be adjourned from time to time without notice other than by announcement at the meeting; provided, however, that our board of directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          /s/ Uri Levy
                                          -----------------------

                                          Uri Levy
                                          Chief Financial Officer and Corporate
                                          Secretary

Tel Aviv, Israel
April 29, 2005

Our 2004 annual report to stockholders accompanies this proxy statement.

                                Zone 4 Play, Inc.
                                Israel R&D Center
                             Kyriat Atidim, Bldg. 2
                             Tel Aviv 61580, Israel

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors, or board, of Zone 4 Play, Inc., a Nevada corporation, referred to herein as Zone4Play, we, us or our, of proxies to be voted at our annual meeting of stockholders to be held on Monday, June 20, 2005, referred to herein as the Meeting, at our offices at Israel R&D Center, Kyriat Atidim, Bldg. 2, Tel Aviv 61580, Israel, and at any adjournment or adjournments thereof. The holders of record of our common stock, $0.001 par value per share, as of the close of business on April 22, 2005, or the Record Date, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of the Record Date, there were 23,925,010 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented at the Meeting.

If proxies in the accompanying form are properly voted and received, the shares of our common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of our common stock represented by the proxies will be voted: (i) FOR the election of the three (3) nominees named below as directors; (ii) FOR the approval of the 2004 Global Share Option Plan, or the Stock Plan; and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of our common stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present. Broker non-votes, or when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters, are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

On or about April 29, 2005, this proxy statement, together with the related proxy card, is being mailed to our stockholders of record as of the Record Date. Our annual report to our stockholders for the fiscal year ended December 31, 2004, or fiscal 2004, including our financial statements, is being mailed together with this proxy statement to all of our stockholders of record as of the Record Date. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our annual report so that our record holders could supply these materials to our beneficial owners as of the Record Date.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                 OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

At the Meeting, three (3) directors are to be elected, which number shall constitute our entire board of directors, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. The affirmative vote by the holders of a plurality of the shares of our common stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Plurality means that the three (3) nominees who receive the largest number of votes cast "FOR" will be elected as directors, even though such nominees may not receive a majority of the votes cast. Abstentions and broker non-votes will not be counted in making the determination.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our board of directors. Our board has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this proxy statement and to serve if elected.

The following are the nominees for election to our board, and all of these nominees are current members of our board:

              Name            Age      Director Since                 Position with Zone4Play
       -------------------  --------- ----------------------------------------------------------------

       Shimon Citron           49           2001        Chief Executive Officer and Director

       Shlomo Rothman          58           2004        Director

       Oded Zucker             39           2004        Director


The principal occupations and business experience of each director and nominee for at least the past five (5) years is as follows:

Shimon Citron, Chief Executive Officer and Director. Mr. Citron founded our company in 2001 and he has held the positions of Chief Executive Officer and Director since inception. Mr. Citron is also the Chief Executive Officer and a Director of each of our wholly owned subsidiaries in Israel and in the United Kingdom. He has held these positions since 2001. From 1999 to 2001 Mr. Citron was the founder and President of Gigi Media Ltd., a private company based in Israel. From 1994 to 1999 he managed his own private investments in a number of startup companies in Israel.

Shlomo Rothman, Director. Mr. Rothman has been a member of our board of directors since January 2004. Since February 2002, Mr. Rothman has been the President and Chief Executive Officer of S.R. Consulting Ltd., a private company that provides financial services, investment banking, mergers and acquisitions and project financing. From 1987 until 2002, Mr. Rothman was Senior Deputy General Manager of the First International Bank in Israel, a safra bank in Israel. From 1987 to 1999, he was the Head of Marketing, Capital Markets and Investments Divisions of the First International Bank. From 1999 until 2002, Mr. Rothman was also the head of the Retail and Commercial Banking Division of the First International Bank. Mr. Rothman was a Director of the Tel Aviv Stock Exchange from 1989 until 2000 and a Director of Maalot-Israeli Rating Co. from 1995 until 2000. He is currently a Director of the Menorah-Gaon Investment House Ltd. and Edmond de Rothschild-Portfolio Management Ltd., both located in Israel.

Oded Zucker, Director. Mr. Zucker has been a member of our board of directors since January 2004. Mr. Zucker has been the United Kingdom Senior Vice President for Prudential Bache Inc. since 1995. He was also a co-founder of the Israeli operations for Prudential Bache. Mr. Zucker is a registered representative with the New York Stock Exchange and the NASD. Mr. Zucker is also a Director of Nisko Projects Electronics and Communication Ltd., which currently trades on the Tel Aviv Stock Exchange in Israel.


                                   PROPOSAL 2

             APPROVAL OF THE ZONE4PLAY 2004 GLOBAL SHARE OPTION PLAN

            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2


In November 2004, our board of directors adopted the Zone4Play 2004 Global Share Option Plan, or Stock Plan, and in March 2005 voted to recommend that the Stock Plan shall be presented to our stockholders for approval. The affirmative vote of a majority of the votes properly cast at the Meeting is required to approve the adoption of the Stock Plan, provided a quorum is present in person or by proxy. You may vote "For," "Against" or "Abstain." Abstentions will have the same effect of a vote cast "Against" the proposal, but broker non-votes will not be included in the tabulations.

A total of 5,000,000 shares of common stock have be reserved for issuance to employees, directors, consultants and service providers under the Stock Plan.

We believe that equity is a key element of our compensation package because equity awards encourage loyalty to Zone4Play and align an individual's interests directly with those of our stockholders. The Stock Plan will allow us to provide employees, directors, consultants and service providers with equity incentives that are competitive with those of companies with which we compete for talent.

As of December 31, 2004, we had approximately 36 employees, all of whom were eligible to be considered for option awards under the Stock Plan. As of such date, an aggregate of 1,460,000 shares of common stock were issuable pursuant to outstanding stock options granted under the Stock Plan, and an aggregate of 3,540,000 shares of common stock were available for future grants. As of December 31, 2004, outstanding options to purchase 1,300,000 shares of common stock were exercisable at a purchase price of $0.55 per share, and options to purchase 160,000 shares of common stock were exercisable at a purchase price of $1.00 per share. All such options expire on December 31, 2014.

The closing price of a share of common stock on the Over-the-Counter Bulletin Board on the Record Date was $1.59. The proceeds received by us upon exercise of the options by participants in the Stock Plan will be used for the general corporate purposes of Zone4Play.

The following is a summary of the material terms and conditions of the Stock Plan. The full text of the Stock Plan is attached as Appendix A to this Proxy Statement.

Summary of the Stock Plan

Administration.

The Stock Plan is currently administered by the board, however, the board has the authority to delegate its administrative duties to a committee of the board.

Eligibility.

Under the Stock Plan, our employees, directors, officers, consultants and advisors are eligible for selection to participate. Each of the board and the committee has full authority to determine who will receive options and the provisions of all options to be granted under the Stock Plan.

Types of Awards.

Awards under the Stock Plan may be in the form of either incentive stock options or non-qualified options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a stock option shall be determined by the board in its sole discretion. For incentive stock options, the exercise price will be not less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of common stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended, or the Code, and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant.

Transferability.

Under the Stock Plan, awards are generally non-transferable other than by will or by the laws of descent and distribution; provided, however, that the board and the committee, as applicable, in its discretion, may allow for transferability of an option by an option holder. Awards may be exercised by a person other than the participant only in the circumstances outlined below.

Death; Disability; Retirement; Termination.

Under the Stock Plan, all previously unexercised options terminate and are forfeited and expire automatically on the date of termination of the option holder's employment with us, unless the board or the committee expressly allows the option holder to exercise any or all of such options after termination. However, if an option holder dies or becomes disabled at a time when he or she is entitled to exercise an option, then the portion formerly exercisable by the option holder may be exercised by the option holder's executor or administrator, or by the person to whom the option is transferred under the applicable laws of descent or distribution, within twelve months of the death of the option holder (the "Exercise Period"), subject, in the case of incentive stock options, to the limitations stated above on their exercise. In addition, if an option holder's employment is terminated without "Cause" (as defined in the Stock Plan) at a time when he or she is entitled to exercise an option, then the portion formerly exercisable may be exercised by the option holder within three months of his or her termination date. Shares which are not delivered because of termination or expiration of options may be reused for other options.

Amendment, Suspension or Termination.

The board or the committee may at any time discontinue granting options under the Stock Plan. The board of directors may amend the Stock Plan, except that no such amendment may adversely affect the rights of any option holder without his or her written consent and except that the term of the Stock Plan may not be extended.

Adjustment in Case of Changes.

In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock, the number and kind of shares of stock or securities of Zone4Play then subject to the Stock Plan and the options then outstanding or to be granted thereunder, and the option price, will be appropriately adjusted by the board or the committee, whose determination will be binding on all persons. Unless otherwise provided, in the event of a dissolution or liquidation of Zone4Play, a merger or consolidation in which Zone4Play is not the surviving corporation, the sale of substantially all of the property or assets of Zone4Play, or the sale of 50% or more of the voting stock of Zone4Play, every option hereunder will terminate. In the event that the options are terminated in accordance with the foregoing, all outstanding options shall be exercisable in full for at least thirty days prior to such termination date. The existence of the Stock Plan shall not prevent any such change or other transaction and no option holder thereunder shall have any right except as herein expressly set forth.

United States Tax Effects

         Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option granted under the Stock Plan will result in taxable income to the option holder or a deduction to Zone4Play. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the option holder in the year of exercise. Therefore, option holders should fully understand the implications of alternative minimum tax prior to the exercise of an incentive stock option. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years from the date the option is granted nor within one year after the date of exercise, any later sale of such stock will result in a long-term capital gain or loss.

If shares received upon exercising an incentive stock option are disposed of before the holding period requirements described above have been satisfied (a "disqualifying disposition"), the option holder will generally realize ordinary income at the time of disposition of the stock. The amount of such ordinary income will be equal to the lesser of: (a) the difference between the fair market value of the stock on the date of exercise and the option price, and (b) the difference between the net proceeds received upon the sale of the stock and the option price. Subsection (b) above will apply when the option holder sells stock purchased during the holding period at a sales price less than the fair market value of the stock on the date of exercise. We will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder. If the gain realized on the sale exceeds the amount recognized as ordinary income with respect to the disqualifying disposition, the excess will be either a long term or short-term capital gain depending on the option holder's holding period for the stock acquired pursuant to the exercise of the option.

         Other Options

Options  granted under the Stock Plan which are not incentive  stock options are
"nonstatutory   options."  No  taxable  income  results  upon  the  grant  of  a nonstatutory option.

When an option holder exercises a nonstatutory option the option holder will realize ordinary income subject to withholding and to the FICA tax. Generally such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the stock over the option price. The tax is due regardless of whether the stock acquired upon exercise of the option is sold. The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder.

The tax basis of stock acquired upon exercise of a nonstatutory option is generally the option price plus any amount included in taxable income by reason of the exercise. If an option holder pays the exercise price of a nonstatutory option by surrendering previously owned stock (however acquired), no gain or loss is recognized on the exchange of the previously owned shares for an equivalent number of new shares. The option holder's basis and holding period in the surrendered shares will carry over to the number of shares received upon exercise that equals the number of shares surrendered. As to any shares received upon exercise in excess of the number of shares surrendered, the option holder will realize ordinary income, subject to withholding, equal to the fair market value of such shares less any cash paid for such shares. The option holder's tax basis in these additional shares will equal the amount of ordinary income realized plus the amount of any cash paid for such shares.

         Persons Subject to Section 16(b) of the Exchange Act

If an option granted under the Stock Plan to a person subject to Section 16(b) of the Exchange Act is exercised by such person within six months of the date of grant, the ordinary income (or, in the case of an incentive option, the alternative minimum taxable income) associated with exercise will not be recognized until six months after the date of grant of the option unless, not later than 30 days from date of exercise, the option holder makes an election under Section 83(b) of the Code to have such income recognized at the time of exercise. Any deduction available to us in connection with the exercise of such an option will be subject to similar deferral rules.

Israeli Tax Effects

Options granted to participants who are residents of the state of Israel are governed by Section 102 of the Israeli Income Tax Ordinance of 1961, as amended (the "Ordinance"). Pursuant to the Ordinance, participants who are (i) employees of Zone4Play may only be granted options that comply with Section 102 of the Ordinance and (ii) non-employees and/or "Controlling Shareholders" (as defined in Section 32(9) of the Ordinance) may only be granted options that comply with
Section 3(i) of Ordinance.

Subject to the approval of the Israeli Tax Authorities upon our filing of an election under Section 102 of the Ordinance, we may designate employee options as (i) "approved" options qualified for capital gains tax treatment under
Section 102(b) of the Ordinance or (ii) "unapproved" options qualified for ordinary income tax treatment under Section 102(b) of the Ordinance. "Approved" options, and the shares issued upon exercise thereof, must be held by a trustee appointed by us and approved by the Israeli Tax Authorities for a certain length of time, as set forth in Section 102 of the Ordinance, in order to qualify for the favorable capital gains tax treatment. Failure to hold the options and/or shares for such time may result in the loss of capital gains tax treatment. "Unapproved" options are not subject to a holding period requirement.

Any and all taxes arising from the grant or exercise of an option shall be borne solely by the participant. Neither Zone4Play, nor the Trustee, will have any obligation for any such taxes and the participant shall agree to indemnify us, our affiliates and the trustee from any and all liability for any such taxes or penalties therein.


                         CORPORATE GOVERNANCE GUIDELINES

Because we are not listed on the Nasdaq National Market or SmallCap Market, we technically are not subject to a number of corporate governance guidelines. Nevertheless, our board recently has reviewed our governance practices in light of the Sarbanes-Oxley Act of 2002 and the new rules and regulations of the Securities and Exchange Commission, or the Commission or the SEC. We have voluntarily adopted a number of corporate governance guidelines and practices. There are others, however, that we have not adopted because we feel that they are impractical for a company of our size.

Our board of directors has adopted the following corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Zone4Play and its stockholders. These guidelines, which provide a framework for the conduct of our board's business, include that:

     o the principal responsibility of the directors is to oversee the management of Zone4Play;

     o    our outside directors will meet regularly in executive session; and

     o our directors have full and free access to management and, as necessary and appropriate, independent advisors.


                COMMITTEES AND MEETINGS OF OUR BOARD OF DIRECTORS

Our board of directors held 8 meetings during fiscal 2004. Throughout this period, each member of our board who was a director in fiscal 2004 attended or participated in at least 75% of the aggregate of the total number of regularly scheduled meetings of our board held during the period for which such person has been a director, and the total number of meetings held by all committees of our board on which each the director served during the periods the director served. Our board of directors has two standing committees: the Audit Committee and the Compensation Committee The Audit Committee operates under a charter that has been approved by our board. The charter is posted on our website at www.Zone4Play.com.

Compensation  Committee.  The members of our Compensation  Committee are Messrs.
Oded Zucker and Shimon Citron. Our Compensation Committee will make recommendations concerning salaries and incentive compensation for our management and our employees. The primary responsibilities of our Compensation Committee include:

     o annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

     o reviewing and approving, or recommending for approval by our board, the salaries and incentive compensation of our executive officers;

     o    administering our 2004 Global Share Option Plan; and

     o reviewing and making recommendations to our board with respect to director compensation.

Audit Committee. Our Audit Committee was established in April 2004. In March 2005, our board of directors adopted an amended and restated Audit Committee Charter, attached hereto as Appendix B. The primary responsibilities of our Audit Committee include:

     o    appointing,   approving  the   compensation   of,  and  assessing  the
          independence of our independent registered public accounting firm;

     o overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

     o    reviewing  and  discussing   with   management  and  our   independent
          registered public accounting firm our annual and quarterly financial statements and related disclosures;

     o monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

     o    overseeing our internal audit function;

     o    discussing our risk management policies;

     o establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

     o meeting independently with our internal auditing staff, independent registered public accounting firm and management; and

     o preparing the audit committee report required by SEC rules, which is included on page 6 of this proxy statement.

During fiscal 2004, our Audit Committee was comprised of Mr. Rothman. Our board of directors has determined that Mr. Rothman satisfies the definition of an "audit committee financial expert" as set forth in Item 401(e) of Regulation S-B promulgated by the SEC. Our Audit Committee held three (3) meetings during fiscal 2004.

Nominating/Corporate Governance Committee; Director Candidates. Zone4Play does not have a Nominating Committee or Corporate Governance Committee or any committees of a similar nature, nor any charter governing the nomination process. Our board does not believe that such committees are needed for a company our size. However, our outside directors, Messrs. Rothman and Zucker, will consider stockholder suggestions for additions to our board.

In considering whether to recommend any particular candidate for inclusion in the board's slate of recommended director nominees, our outside directors will apply criteria including the candidate's integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criterion will be a prerequisite or will be assigned a specific weight. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Stockholders may recommend individuals to any one of our outside directors by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date such recommendation is made. Such requests should be addressed to any of our outside directors c/o Zone4Play at the address on the first page of this proxy statement.

In fiscal 2004, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our board. We have not received any recommendations from stockholders for board nominees.

Code of Business Ethics and Conduct. Pursuant to the requirements of Section 406 of the Sarbanes-Oxley Act of 2002 and related SEC rules, in March 2005, our board of directors adopted a Code of Business Ethics and Conduct, or Code of Ethics. Our Code of Ethics can be viewed on our corporate website, www.zone4play.com. Our Code of Ethics contains written standards designed to deter wrongdoing and to promote:

     o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC and in other public announcements;

     o    compliance with applicable governmental laws, rules and regulations;

     o the prompt internal reporting of violations of our Code of Ethics to an appropriate person or persons identified in our Code of Ethics; and

     o    accountability for adherence to our Code of Ethics.

Each of our employees, officers and directors completed a signed certification to document his or her understanding of and compliance with our Code of Ethics.


                  COMMUNICATING WITH OUR INDEPENDENT DIRECTORS

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Mr. Citron, as CEO and Director, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that Mr.
Citron considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board should address such communications to: Board of Directors c/o Zone4Play at the address on the first page of this proxy statement.


                    ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

We encourage our directors to attend our annual stockholder meetings. We did not have an annual meeting of stockholders in 2004.


                            COMPENSATION OF DIRECTORS

We have agreements with each of our non-employee directors, Messrs. Rothman and Zucker, pursuant to which we have agreed to pay each director a director's fee of $7,000 per annum, payable in quarterly installments during the director's tenure on our board. In addition, we have agreed to pay them $750 per board meeting and to reimburse them for reasonable and necessary expenses incurred in connection with attendance at meetings of the board of directors and other Zone4Play business.

In accordance with a resolution unanimously approved by our board of directors on March 31, 2005, we granted to each of Messrs. Rothman and Zucker options to purchase 192,261 shares of our common stock, in each case pursuant to and in accordance with our Stock Plan, as consideration for their service on our board of directors. The options granted to Messrs. Rothman and Zucker have an exercise price equal to $1.00 per share, have a term of ten (10) years, and are exercisable in three equal annual installments commencing on May 1, 2005.

See "Certain Relationships and Related Transactions."


                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished the following report:

March 28, 2005

To the Board of Directors of Zone4Play, Inc.:

The Audit Committee of our board of directors is currently composed of one member and acts under a written charter. The current member of the Audit Committee, Mr. Rothman, is not an employee of Zone4Play and possesses the financial sophistication required by such charter. The Audit Committee held three (3) meetings during fiscal 2004.

Management is responsible for our financial reporting process, including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:

     o the plan for, and the independent registered public accounting firm's report on, each audit of our financial statements;

     o the independent registered public accounting firm's review of our unaudited interim financial statements;

     o our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

     o our management's selection, application and disclosure of critical accounting policies;

     o    changes  in  our  accounting   practices,   principles,   controls  or
          methodologies;

     o significant developments or changes in accounting rules applicable to us; and

     o the adequacy of our internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with our management our audited financial statements for the year ended December 31, 2004. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, 89 and 90, titled Communication with Audit Committees, with our independent registered public accounting firm. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

     o    methods used to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

Our independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, titled Independence Discussions with Audit Committees. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with our independent registered public accounting firm their independence from Zone4Play. The Audit Committee also considered whether our independent registered public accounting firm's provision of certain other non-audit related services to Zone4Play is compatible with maintaining our auditors' independence, and concluded that it was compatible.

Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by our management and our independent registered public accounting firm, the Audit Committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-KSB for the year ended December 31, 2004.

                                          By the Audit Committee of the Board of
                                          Directors of Zone 4 Play, Inc.

                                          Shlomo Rothman, Chairman

                               EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name                      Age      Capacities in Which Served                            In Current Position Since
------------------------- -------- ----------------------------------------------------  ----------------------------
Shimon Citron             49       Chief Executive Officer and Director                             2001

Uri Levy                  35       Chief Financial Officer and Corporate Secretary              December 2003

Haim Tabak                58       Chief Operating Officer                                      January 2003

Shachar Schalka           31       Chief Technology Officer                                     December 2001

Gil Levy                  32       Vice President, Research and Development                       June 2002

Idan Miller               33       Vice President of Marketing and Sales                          May 2004

Officers are elected annually by the board of directors (subject to the terms of any employment agreement) at our annual meeting, to hold such office until an officer's successor has been appointed, unless an officer sooner dies, resigns or is removed by the board. Some of our directors and executive officers also serve in various capacities with our subsidiaries. There are no family relationships among any of our directors and executive officers.

Background of Executive Officers

         Shimon Citron, Chief Executive Officer and Director. Mr. Citron founded Zone4Play in 2001 and he has held the positions of Chief Executive Officer and director since Zone4Play's inception. Mr. Citron is also the Chief Executive Officer and a director of each of our wholly owned subsidiaries in Israel and in the United Kingdom. He has held these positions since 2001. From 1999 to 2001, Mr. Citron was the founder and President of Gigi Media Ltd., a private company based in Israel engaged in the business of the development of Internet search engines. From 1994 to 1999, he managed his own private investments in a number of startup companies in Israel.

         Uri Levy, Chief Financial Officer. Mr. Levy joined us as Chief Financial Officer in December 2003. Prior to joining us, Mr. Levy was Vice President, Finance of Loram Ltd., a company engaged in the business of real estate, from June 2002 until December 2003, and as a controller of EasyRun Communications Software Systems from 1999 until June 2003. Mr. Levy is a Certified Public Accountant in Israel and has a LL.M. Degree from the Bar Ilan University in Ramat Gan, Israel.

         Haim Tabak, Chief Operating Officer. Mr. Tabak joined us in January 2003 as Chief Operating Officer. Prior to joining us, Mr. Tabak was General Manager of Winner.com Ltd., Tel Aviv, Israel, a subsidiary of Winner.com, Inc., from 2000 to 2002. Winner.com is engaged in the business of marketing and advertising for Internet sites. From 1998 to 1999, he held the position of Chief Operating Officer for Transtech Systems Ltd, an IT logistics solution provider located in Tel Aviv.

         Shachar Schalka, Chief Technology Officer. Mr. Schalka was appointed as our Chief Technology Officer in December 2001. Prior to joining us, Mr. Schalka held various technical, programming and managerial positions with Gigi Media Ltd. from 2000 to 2001.

         Gil Levi, Vice President of Research & Development. Mr. Levi was appointed Vice President of Research and Development on June 2002. Prior to joining us, Mr. Levi held the position of senior software programmer of Gigi Media Ltd. from 2000 until 2002.

         Idan Miller, Vice President of Marketing and Sales. Mr. Miller joined us in May 2004 with ten years of experience managing TV and Internet technology projects. From 1998 to 2001, he was President and CEO of Oraios, a New York City-based company that developed e-commerce, community and e-gaming enabling technologies for the Internet. Prior to Oraios (1997 to 1998), Mr. Miller was a managing director of Zinc Media, a development house for interactive applications. In such capacity, Mr. Miller worked with some of the largest e-commerce websites around the world. He also served as Vice President, Marketing of Intech Capital, an investment house for Internet enterprises during 2001 through 2002 and was Head of Business Development - iTV at NDS (a News Corp. company specializing in TV solutions) from 2002 to 2004.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2004, 2003 and 2002

The following Summary Compensation Table sets forth information concerning compensation during fiscal 2004, fiscal 2003 and fiscal 2002 for services in all capacities awarded to, earned by or paid to Mr. Citron, who served as our Chief Executive Officer throughout the period. No other executive officers who were serving as our executive officers at the end of fiscal 2004 received more than $100,000 in salary and bonus in fiscal 2004, and there were no individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of fiscal 2004.

                           SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our chief executive officer during the years ending December 31, 2004, 2003 and 2002.

                                                                                Long-Term
                                                                               Compensation
                                                                 -----------------------------------------
                                    Annual Compensation                     Awards               Payouts
                             -----------------------------------------------------------------------------
     Name and                                        Other                       Securities
    Principal       Fiscal                           Annual       Restricted     Underlying       LTIP       All Other
     Position        Year     Salary     Bonus    Compensation   Stock Awards   Options/ SARs    Payouts    Compensation
--------------------------------------------------------------------------------------------------------------------------
Shimon Citron,      2004    $60,000      -0-         -0-            -0-             -0-           -0-          -0-
Chief Executive
Officer and
Director
--------------------------------------------------------------------------------------------------------------------------
                    2003      -0-        -0-         -0-            -0-             -0-           -0-          -0-
--------------------------------------------------------------------------------------------------------------------------
                    2002      -0-        -0-         -0-            -0-             -0-           -0-          -0-
--------------------------------------------------------------------------------------------------------------------------

Option Grants in Fiscal 2004

No stock options were granted to Mr. Citron pursuant to our Stock Plan during fiscal 2004. As of December 31, 2004, Mr. Citron did not hold any options to purchase common stock of Zone4Play We have never granted any stock appreciation rights.

Equity Compensation in Fiscal 2004

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2004. Our only equity compensation is our Stock Plan.

                                   Number of securities to       Weighted-average
                                   be issued upon exercise      exercise price of     Number of securities remaining
                                   of outstanding options,     outstanding options,    available for future issuance
                                     warrants and rights       warrants and rights    under equity compensation plans
                                   -------------------------  ----------------------- -------------------------------

Equity compensation plans
approved by security holders                 -0-                       -0-                         -0-

Equity compensation plans not
approved by security holders              1,460,000                    $.60                     3,540,000

Total                                     1,460,000                    $.60                     3,540,000

Employment   Contracts,   Termination  of  Employment,   and   Change-in-Control
Arrangements

Mr. Shimon Citron does not have an employment contract, severance agreement or change-in-control arrangement with Zone4Play.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a company's directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of Zone4Play registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the company's equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all Section 16(a) filing requirements applicable to such Reporting Persons have been met.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of stock entitled to vote at the Meeting. Only our stockholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were 85 holders of record of our common stock, and we had outstanding 23,925,010 shares of our common stock and each outstanding share is entitled to one vote at the Meeting. The following table sets forth certain information, as of the Record Date (or such other date as is set forth in the footnotes below), with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date; (ii) each of our directors, which includes all nominees, and Mr. Citron, as our Chief Executive Officer; and (iii) all of our directors and our current executive officers as a group.

                                                               Amount and Nature of               Percent
Name and Address of Beneficial Owner (1)                     Beneficial Ownership(2)            of Class(3)
--------------------------------------------------------  ------------------------------- -------------------------
5% Beneficial Owners and Chief Executive Officer:

Shimon Citron (4)                                                   3,258,772                      13.6%

Pini Gershon                                                        2,706,950                      11.3%

Weiss, Peck & Greer Investments,
a division of Robeco USA, LLC (5)                                   2,905,100                      12.1%

First New York Securities L.L.C. (6)                                2,090,100                       8.7%

Other Directors:

Shlomo Rothman                                                        64,087                         *

Oded Zucker                                                           64,087                         *

All  directors  and  current  executive  officers  as a
group (8 persons) (7)                                               4,144,117                      17.3%

--------------------
*  Less than 1%

(1) Unless otherwise provided, all addresses are c/o Zone 4 Play, Inc. at the address set forth on the first page of this proxy statement.

(2) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

(3) Applicable percentage of ownership is based on 23,925,010 shares of our common stock outstanding as of the Record Date, plus any common stock equivalents and options or warrants held by such holder which are presently or will become exercisable within sixty (60) days after the Record Date.

(4) Includes 494,449 shares owned by Yariv Citron, son of Shimon Citron.

(5) Includes warrants to acquire 1,100,000 shares. The address of Robeco USA, LLC is One New York Plaza, New York, NY 10004. The shares are beneficially held by Robeco USA, LLC for the discretionary accounts of certain clients. Robeco USA, LLC expressly disclaims beneficial ownership of such shares. The information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission by the beneficial owner on April 8, 2005, describing the holdings of the beneficial owner as of December 31, 2004.

(6) Includes shares which the following individuals have either sole or shared power to dispose or direct the disposition of: Judy Finger, Douglas Topiks, Lloyd Brokaw and Haystack Capital L.P. Ms. Finger, Mr. Topkis and Mr. Brokaw are employed by and trade our securities for First New York Securities L.L.C. Haystack Capital L.P. is a hedge fund of which Ms. Finger and Mr. Topiks are the managing members of its general partnership. The address of First New York Securities L.L.C., Haystack Capital L.P., Ms. Finger, Mr. Topkis and Mr. Brokaw is 850 Third Avenue, 17th Floor New York, NY 10022. This information is based on a Schedule 13G jointly filed with the Securities and Exchange Commission by the beneficial owners on April 7, 2005, describing the holdings of the beneficial owners as of March 28, 2005.

(7) See preceding footnotes.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2002, we signed a line of credit loan agreement with Shimon Citron, our Chief Executive Officer, in an amount of up to $500,000 for a term of two years. The loan is in U.S. dollars and bears an annual interest rate of 1.5%. As of December 2004, we drew down upon $1,229 of the credit line. Our management believes that this loan agreement is on terms at least as favorable as could be obtained from an unrelated third party.

In February 2005 we entered into an Interactive Fixed Odds Betting Services Agreement (the "Agreement"). with Winner.Com (UK) Ltd. ("Winner") and Two Way Media Limited ("TWM"). TWM, which establishes fixed odds betting services on digital television, the Internet, mobile telecommunications networks and other digital platforms, engaged us and Winner to provide client-side game applications, server-side software for the management of such platforms and project management support and technical services using Winner's trademark and brand. Each party is entitled to a certain profit share, based on the kind of platform pursuant to which the profit was generated and the amount of profit generated.

                     INFORMATION CONCERNING OUR INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has retained Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2005. That firm has served as our independent auditors since the fiscal year ended 2003 and currently serves as our independent registered public accounting firm. Neither the firm nor any of its directors has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

One or more representatives of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from our stockholders.

Fees and Other Matters

The following table summarizes the fees of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, our independent registered public accounting firm, billed for each of the last two fiscal years for audit services and other services:

           Fee Category                             2004               2003
           ---------------------------------- ----------------- ----------------

           Audit Fees (1)                         $ 34,000            $ 4,000

           Audit-Related Fees (2)                   52,000               -

           Tax Fees (3)                              6,522              2,248

           All Other Fees                            -                   -
                                              ----------------- ----------------

           Total Fees                              $ 92,522           $ 6,248
                                              ----------------------------------

(1) Consists of fees for professional services rendered in connection with the audit of our financial statements for the years ended 2003 and 2004, respectively, and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during those years, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission during those years.

(2) Consists of fees relating to the review of our recently filed registration statements.

(3) Consists of fees relating to our tax compliance, tax planning and tax return preparation for the years ended 2003 and 2004.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in fiscal 2004 and 2003 related to services provided under the de minimis exception to the SEC's audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

                              STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our 2006 annual meeting of stockholders must advise our Secretary of such proposals in writing by February 21, 2006.

Stockholders who wish to present a proposal at our 2006 annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by May 6, 2006.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our board of directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at (302) 691-6177.

                                  OTHER MATTERS

Our board of directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

The accompanying proxy is solicited by and on behalf of our board of directors, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain   information   contained  in  this  proxy  statement  relating  to  the
occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 21, 2005 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR CORPORATE SECRETARY AT THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT, OR BY CALLING (302) 691-6177. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          /s/ Uri Levy
                                          -------------------------

                                          Uri Levy
                                          Chief Financial Officer and Corporate
                                          Secretary


Tel Aviv, Israel
April 29, 2005

                                                                      Appendix A

                                ZONE 4 PLAY, INC.

                          2004 Global Share Option Plan

This plan, as amended from time to time, shall be known as the Zone 4 Play, Inc. 2004 Global Share Option Plan (the "Plan").

1.       PURPOSE OF THE PLAN

The Plan is intended to provide an incentive to retain, in the employ of the Company (as defined below) and its affiliates, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company.

2.       DEFINITIONS

For purposes of interpreting the Plan and related documents (including the Option Agreement and its appendixes), the following definitions shall apply:

2.1      "Board" means the Board of Directors of the Company.

2.2 "Cause" means (i) conviction for any felony involving moral turpitude or affecting the Company or its affiliates; (ii) any refusal to carry out a reasonable directive of the Company's Chief Executive Officer, Board or the Optionee's direct supervisor, which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company or its affiliates; including without limitation disclosure of confidential information of the Company or its affiliates; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company or its affiliates.

2.3      "Chairman" means the Chairman of the Committee.

2.4 "Committee" means a share option compensation committee of the Board, designated from time to time by the resolution of the Board, which shall consist of no fewer than two members of the Board, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m).

2.5      "Company" means Zone4Play Inc., a Nevada company.

2.6 "Date of Grant" means the date determined by the Board as set forth in the Option Agreement.

2.7 "Employee" means a person who is employed by the Company or any affiliate.

2.8      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.8 "Expiration Date" means the date upon which an Option shall expire, as set forth in Section 8.2 of the Plan.

2.9 "Fair Market Value" means as of any date, the value of a Share determined as follows:


                                      -A1-

         (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Tel Aviv Stock Exchange, the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;

         (ii) If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or

         (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

         (iv) Notwithstanding the foregoing, the Fair Market Value of a Share shall never be less than par value of such Share.

2.10     "IPO" means the initial public offering of the Company's shares.

2.11 "Option" means an option to purchase one or more Shares pursuant to the Plan.

2.12 "Optionee" means a person who receives or holds an Option under the Plan.

2.13 "Option Agreement" means the share option agreement between the Company and an Optionee that evidences and sets out the terms and conditions of an Option.

2.14     "Plan" means the Company's 2004 Global Share Option Plan.

2.15     "Purchase Price" means the price for each Share subject to an Option.

2.16 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act and any successor rule.

2.17 "Section 162(m)" means Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the regulations thereunder.

2.16 "Service Provider" means a director, consultant or adviser of the Company or any affiliate, or any other person who is not an Employee.

2.17     "Share" means the common stock, 0.001 par value, of the Company.

2.18 "Successor Company" means any entity into which the Company is merged to or by which the Company is acquired.

2.19 "Vested Option" means any Option, which has already vested upon one or more of the Vesting Dates of such Option.

2.20 "Vesting Date" means, with respect to any Option, the date determined by the Board as of which the Optionee shall be entitled to exercise such Option, in whole or in part , as set forth in Section 9 of the Plan.

3.       ADMINISTRATION OF THE PLAN

3.1 The Board shall have the power to administer the Plan. To the extent permitted under applicable law, the Board may delegate its powers under the Plan, or any part thereof, to the Committee, in which case, any reference to the Board in the Plan with respect to the rights so delegated shall be construed as reference to the Committee. Notwithstanding the foregoing, the Board shall automatically have residual authority (i) if


                                      -A2-
         no Committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if such Committee shall cease to operate for any reason whatsoever.

3.2 The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.3 The Board shall have full power and authority to the extent required under applicable law (and subject further to applicable laws): (i) to designate Optionees; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) to interpret the provisions and supervise the administration of the Plan; (v) to determine the Fair Market Value of the Shares; (vi) to designate the type of Options to be granted to an Optionee; (vii) to determine any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

3.4 The Board shall have the authority to grant, in its discretion, to an Optionee, in exchange for the surrender and cancellation of an Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price of the original Option so surrendered and canceled, and containing such other terms and conditions as the Board may prescribe in accordance with the provisions of the Plan.

3.5 Subject to the Company's incorporation documents, all decisions and selections made by the Board or, if appointed, the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of the Company's incorporation documents, as the same may be in effect from time to time.

3.6 The interpretation and construction by the Board of any provision of the Plan or of any Option Agreement thereunder shall be final and conclusive.

3.7 Subject to the Company's incorporation documents and the Company's discretion, and conditioned upon receipt of all approvals legally required, each member of the Board or, if appointed, the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4.       DESIGNATION OF PARTICIPANTS


4.1 The persons eligible for participation in the Plan shall include Employees and/or Service Providers. The grant of an Option hereunder shall neither entitle the Optionee to nor disqualify him or her from, receipt of any other grant of Options pursuant to the Plan or any other option or share plan of the Company or any of its affiliates.


4.2 The Board's grant of an Option to an Optionee hereunder in any year shall not require the Board to grant such Optionee an Options in any other year. The Board shall consider such factors as it deems pertinent in selecting an Optionee and in determining the type and amount of Options to be granted. An Optionee may hold more than one Option granted under the Plan.


                                      -A3-

5.       SHARES RESERVED FOR THE PLAN; OPTION AGREEMENT

5.1 The Company has reserved 5,000,000 authorized but unissued Shares for the purposes of the Plan and for the purpose of the Company's other share option plans when applicable, subject to adjustment as set forth in Section 7 below. Any Shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Shares subject to such Option may again be subject to new Options under the Plan or under future plans.

5.2 Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Board shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted, the Vesting Date or Dates, the Purchase Price per Share and the Expiration Date.

6.       PURCHASE PRICE

6.1 The Purchase Price of each Share subject to an Option shall be determined by the Board in its sole and absolute discretion in accordance with applicable law. Each Option Agreement will contain the Purchase Price determined for each Optionee.

6.2 The Purchase Price shall be payable upon the exercise of an Option by cash, check or wire transfer or in such form as the Board may accept.

7.       ADJUSTMENTS

Upon the occurrence of any of the following described events, Optionee's rights to purchase Shares under the Plan shall be adjusted as hereafter provided:

7.1 Recapitalization. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such Options, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price so to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Board shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

7.2 Upon the dissolution or liquidation of the Company, upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, upon the sale of substantially all of the property or assets of the Company to another corporation, or if at least 50% or more of the voting stock of the Company is sold either through a tender offer or otherwise to a party or an affiliated group of parties, then the Plan and the Options issued thereunder shall terminate, unless provisions are made in connection with such transaction for the assumption of Options theretofore granted, or for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event such Options shall be terminated, all outstanding Options shall be exercisable in full for at least 30 days prior to such termination date.

7.3 The Optionee acknowledges that Optionee's rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.


                                      -A4-

8.       TERM AND EXERCISE OF OPTIONS

8.1 Options shall be exercised by the Optionee's by giving written notice of to the Company or to any third party designated by the Company (the "Representative"), in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the Purchase Price for the number of Shares with respect to which the Option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised. No Shares shall be issued on exercise of an Option until payment, as provided herein, therefor has been made.

8.2 Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the Option Agreement; (ii) the expiration of ten (10) years from the Date of Grant; or (iii) the expiration of any extended period in any of the events set forth in
         Section 8.5 below.

8.3 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options have become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8.5 below, the Optionee is an Employee or a Service Provider at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

8.4 Subject to the provisions of Section 8.5 below, in the event of termination of Optionee's employment or service, all Options granted to such Optionee shall immediately expire. Unless otherwise approved by the Committee, a notice of termination of employment or services shall be deemed to constitute termination of employment or services.

8.5 Notwithstanding anything to the contrary hereinabove and unless otherwise determined in the Optionee's Option Agreement, an Option may be exercised after the date of termination of Optionee's employment or service during an additional period of time beyond the date of such termination, but only with respect to the number of Vested Options at the time of such termination according to the Vesting Dates, if:

         8.5.1 termination is without Cause, in which event the Vested Options still in force and unexpired may be exercised within a period of three (3) months after the date of such termination; or

         8.5.2 termination is the result of death or disability of the Optionee, in which event the Vested Options still in force and unexpired may be exercised within a period of twelve (12) months after such date of termination; or-

         8.5.3 prior to the date of such termination, the Board shall authorize an extension of the term of all or part of the Vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

         For avoidance of any doubt, if termination of employment or service is for Cause, any outstanding unexercised Option will immediately expire and terminate, and the Optionee shall not have any right in respect of such outstanding Options.

8.6 To avoid doubt, Optionees shall not have any of the rights or privileges of shareholders of the Company, in respect of any Shares purchasable upon the exercise of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for the purpose of all applicable law, until registration of the Optionee as holder of such Shares in the Company's register of shareholders upon exercise of the Option in accordance with the provisions of the Plan.

9.       VESTING OF OPTIONS

9.1 Subject to the provisions of the Plan, Options shall vest at the Vesting Dates set forth in the relevant Option Agreement. However no Option shall be exercised after the Expiration Date of such Option.


                                      -A5-

9.2 An Option may be subject to such other terms and conditions, not inconsistent with the Plan, on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

10.      PURCHASE FOR INVESTMENT

The Company's obligation to issue or allocate Shares upon exercise of an Option granted under the Plan is expressly conditioned upon: (a) the Company's completion of any registration or other qualifications of such Shares under all applicable laws, rules and regulations or (b) representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable laws, rules and regulations of the United States or any other state having jurisdiction over the Company and the Optionee.

11.      DIVIDENDS

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by a trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company's incorporation documents, as amended from time to time and subject to any applicable taxation on distribution of dividends.

12.      RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable, or given as collateral nor any right with respect thereto may be given to any third party whatsoever, other than by will or by the laws of descent and distribution or as specifically otherwise allowed under the Plan and during the lifetime of the Optionee, each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any action made in contradiction to the aforementioned shall be null and void.

13.      EFFECTIVE DATE AND DURATION OF THE PLAN

13.1 The Plan shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption.

13.2 The Company shall obtain the approval of the Company's shareholders for the adoption of this Plan or for any amendment to this Plan, if shareholders' approval is necessary or desirable to comply with any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Plan, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the US Securities and Exchange Commission.

14.      AMENDMENTS OR TERMINATION

14.1 The Board may at any time, subject to the provisions of Section 14.2 below and all applicable law, amend, alter, suspend or terminate the Plan, provided, however, that (i) the Board may not extend the term of the Plan specified in Section 13 and (ii) no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise by the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Earlier termination of


                                      -A6-
         the Plan prior to the Termination Date shall not affect the Board's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such earlier termination.

14.2 The Company shall obtain the approval of the Company's shareholders for any amendment to this Plan and/or the Appendixes thereto if shareholders' approval is required under any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Plan and/or the Appendixes thereto, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the U.S. Securities and Exchange Commission.

15.      GOVERNMENT REGULATIONS

15.1 The Plan, the granting and exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such Options shall be subject to all applicable laws, rules, regulations, approvals and consents whether of the United States, the State of Israel, or any other state having jurisdiction over the Company or the Optionee, including the registration of the Shares under the United States Securities Act 1933 or under the securities act of any applicable jurisdiction, and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities law of any jurisdiction.

15.2 It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Board in its sole and absolute discretion. The Board is authorized to amend the Plan and the Board is authorized to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and
         Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Board may grant Options that do not comply with Rule 16b-3 and/or
         Section 162(m) if the Board determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

16.      CONTINUANCE OF EMPLOYMENT

Neither the Plan nor any Option Agreement shall impose any obligation on the Company or an affiliate to continue any Optionee in its employ or service, and nothing in the Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

17.      GOVERNING LAW AND JURISDICTION

The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel as applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Israel shall have sole jurisdiction in any matters pertaining to the Plan.

18.      TAX CONSEQUENCES

18.1 Any tax consequences to any Optionee arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Optionee) hereunder shall be borne solely by the Optionee. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or


                                      -A7-
         penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

18.2 The Company shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

19.      NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this section.

20.      MULTIPLE AGREEMENTS

The terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee. Except as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option.

21.      RULES PARTICULAR TO SPECIFIC COUNTRIES

Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be adjusted with respect to a particular country by means of an addendum to the Plan in the form of an appendix (the "Appendix"), and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Options issued to Optionees under the jurisdiction of the specific country that is subject of the Appendix and shall not apply to Options issued to any other Optionee. The adoption of any such Appendix shall be subject to the approval of the Board and if required the approval of the shareholders of the Company.

                                      * * *


                                      -A8-

                                 ZONE4PLAY INC.

                               APPENDIX A - ISRAEL

                      TO THE 2004 GLOBAL SHARE OPTION PLAN

1.       GENERAL

1.1. This appendix (the "Appendix") shall apply only to participants who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax. The provisions specified hereunder shall form an integral part of the 2004 Global Share Option Plan of Zone4Play Inc. (hereinafter: the "Plan"), which applies to the issuance of options to purchase Shares of Zone4Play Inc. (hereinafter: the "Company"). According to the Plan, options to purchase the Company's Shares may be issued to employees, directors, consultants and service providers of the Company or its affiliates.

1.2 This Appendix shall comply with Amendment no. 132 of the Israeli Tax Ordinance.

1.3. This Appendix is to be read as a continuation of the Plan and only modifies options granted to Israeli Optionees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Optionees.

1.5. The Plan and this Appendix are complementary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in the Appendix shall prevail.

1.6. Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.       DEFINITIONS

2.1 "Affiliate" means any "employing company" within the meaning of Section 102(a) of the Ordinance.

2.2 "Approved 102 Option" means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Optionee.

2.3 "Capital Gain Option (CGO)" means an Approved 102 Option elected and designated by the Company to qualify for capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.4      "Controlling  Shareholder"  shall have the  meaning  ascribed  to it in
         Section 32(9) of the Ordinance.

2.5 "Employee" means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder, all as determined under Section 102 of the Ordinance.

2.6      "ITA" means the Israeli Tax Authorities.

2.7      "Non-Employee"   means  a  consultant,   adviser,   service   provider,
         Controlling Shareholder or any other person who is not an Employee.

2.8 "Ordinary Income Option (OIO)" means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.


                                      -A9-

2.9 "102 Option" means any Option granted to Employees pursuant to Section 102 of the Ordinance.

2.10 "3(i) Option" means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non- Employee.

2.11 "Ordinance" means the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

2.12 "Section 102" means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.13 "Trustee" means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.14 "Unapproved 102 Option" means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.       ISSUANCE OF OPTIONS

3.1 The persons eligible for participation in the Plan as Optionees shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Options; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Options.

3.2      The Company may  designate  Options  granted to  Employees  pursuant to
         Section 102 as Unapproved 102 Options or Approved 102 Options.

3.3 The grant of Approved 102 Options shall be made under this Appendix adopted by the Board, and shall be conditioned upon the approval of this Appendix by the ITA.

3.4 Approved 102 Options may either be classified as Capital Gain Options ("CGOs") or Ordinary Income Options ("OIOs").

3.5 No Approved 102 Options may be granted under this Appendix to any eligible Employee, unless and until the Company's election of the type of Approved 102 Options as CGO or OIO granted to Employees (the "Election") is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Option under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of
         Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

3.6 All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

3.7 For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

4.       TRUSTEE

4.1 Approved 102 Options which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "Holding Period"). In case the


                                     -A10-
         requirements  for Approved  102 Options are not met,  then the Approved
         102 Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

4.2 Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Optionee's tax liabilities arising from Approved 102 Options which were granted to him and/or any Shares allocated or issued upon exercise of such Options.

4.3      With respect to any Approved 102 Option,  subject to the  provisions of
         Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Optionee.

4.4 Upon receipt of Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Option or Share granted to him thereunder.

5.       THE OPTIONS

The terms and conditions upon which the Options shall be issued and exercised, shall be as specified in the Option Agreement to be executed pursuant to the Plan and to this Appendix. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the vesting provisions and the exercise price.

6.       FAIR MARKET VALUE

Without derogating from Section 2.9 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company's shares are listed on any established stock exchange or a national market system or if the Company's shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.       EXERCISE OF OPTIONS

Options shall be exercised by the Optionee by giving a written notice to the Company and/or to any third party designated by the Company (the "Representative"), in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of
Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the option is being exercised.

8.       ASSIGNABILITY AND SALE OF OPTIONS

8.1. Notwithstanding any other provision of the Plan, no Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.


         Any  such  action  made  directly  or  indirectly,   for  an  immediate
         validation or for a future one, shall be void.


                                     -A11-

8.2 As long as Options or Shares purchased pursuant to thereto are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9.       INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S PERMIT

9.1. With regards to Approved 102 Options, the provisions of the Plan and/or the Appendix and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Appendix and of the Option Agreement.

9.2. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Option Agreement, shall be considered binding upon the Company and the Optionees.

10.      DIVIDEND

Subject to the Company's incorporation documents, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised options) allocated or issued upon the exercise of Options and held by the Optionee or by the Trustee as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such shares, and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

11.      TAX CONSEQUENCES

11.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.


11.2 The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to an Optionee until all required payments have been fully made.


11.3 With respect to an Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12.      GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Appendix.


                                     -A12-

                                                                      Appendix B

                                ZONE 4 PLAY, INC.

                             AUDIT COMMITTEE CHARTER
                 (as amended and restated as of March 28, 2005)

A. Purpose

The purpose of the Audit Committee is to assist the Board of Directors (the "Board") oversight of:

         o        the  quality  and   integrity  of  the   Company's   financial
                  statements, financial reporting process and internal operating controls;

         o        the   Company's   compliance   with   legal   and   regulatory
                  requirements;

         o        the independent auditor's qualifications and independence; and

         o the performance of the Company's internal audit function and independent auditors.

B. Structure and Membership

1. Number. The Audit Committee shall consist of at least two members of the Board.

2. Independence. Except as otherwise permitted by the applicable rules of any national securities exchange or any association of securities dealers on which the Company lists any class of its capital stock (the "Listing Exchange") and
Section 301 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act, but such requirement shall only apply if the Company is subject to such rules.

3. Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee.

4. Chair. Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation. The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive any compensation from the Company other than director's fees.

6. Selection and Removal. The Board shall appoint members of the Audit Committee and the Board may remove members of the Audit Committee from such committee, with or without cause.

C. Authority and Responsibilities

GENERAL

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements, for reviewing the Company's unaudited interim financial statements, and for such other audit functions as outlined in the independent auditor's letter of engagement.

OVERSIGHT OF INDEPENDENT AUDITORS

                                      -B1-

1. Selection. The Audit Committee shall be solely and directly responsible for annually appointing the independent auditors to be proposed for stockholder approval. The Audit Committee is solely responsible for evaluating the independent auditor and, when necessary, terminating the independent auditor. The Audit committee may authorize the CEO to sign the engagement letter but only after the engagement has been reviewed and approved by the Audit Committee.

2. Independence. The Audit Committee shall directly take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall annually obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might influence the objectivity and independence of the auditor. In addition, the Audit Committee shall:

         a. confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act;

         b. confirm that the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), Controller and Chief Accounting Officer (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-year period preceding the date of initiation of the audit, as required by
         Section 206 of the Sarbanes-Oxley Act; and

         c. annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee shall inform the Board of any significant auditor fees to be incurred beyond the fees from the ordinary audit and tax services. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4. Engagement and Pre-approval of Services. The Audit Committee is responsible for the independent auditor engagement and shall pre-approve all audit services (which may entail providing comfort letters in connection with securities underwritings), and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act and the applicable rules thereunder) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services performed by the independent auditor.

5. Prohibited Services. The Audit Committee shall oversee the Company's compliance with Section 201 of the Sarbanes-Oxley Act and shall not permit the engagement of the independent auditor for prohibited non-audit services, thereunder, including the following:

         a. bookkeeping or other services related to the accounting records or financial statements of the audit client;

         b. financial information systems design and implementation;

         c. appraisal   or   valuation    services,    fairness    opinions   or
         contribution-in-kind reports;

         d. actuarial services;

         e. internal audit outsourcing services;

         f. functions or human resources;

         g. broker or dealer, investment adviser or investment banking services;

         h. legal services and expert services unrelated to the audit; and

         i. any other service that the Board determines, by regulation, is impermissible.


                                      -B2-

6. Direct Report. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role:

         a. The Audit Committee shall, from time to time, as appropriate, obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding: (i) critical accounting policies and practices; (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and Company management.

         b. The Audit Committee shall also review with the independent  auditor:
(i) planning and staffing of the audit; (ii) the letter of management representations given to the outside auditor and inquire of the auditor whether any difficulties were encountered in obtaining the letter; (iii) audit problems or difficulties the independent auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management; (iv) major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (v) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (vi) the effect of regulatory and accounting initiatives on the financial statements of the Company.

         c. The Audit Committee will review with the independent auditors, from time to time, as and when appropriate: (i) significant risks and/or uncertainties with respect to the quality, accuracy or fairness of presentation of the Company's financial statements; (ii) recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters; (iii) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise);
(iv) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; (v) accounting for unusual transactions; (vi) adjustments arising from audits that could have a significant impact on the Company's financial reporting process; and (vii) any recent SEC comments on the Company's SEC reports, including, in particular, any unresolved or future-compliance comments.

         d. The Audit Committee shall inquire of the independent auditor concerning the quality, not just the acceptability, of the Company's accounting determinations, particularly with respect to revenue, earnings, significant items subject to estimate, and other judgmental areas. The Audit Committee shall also ask the independent auditor whether management's choices of accounting principles and policies are, as a whole, in accordance with GAAP and whether there are other acceptable alternatives to the principles and policies applied by management.

         e. The Audit Committee shall promptly notify the Board of any significant issues brought to the attention of the Audit Committee by the independent auditor.

         f. The Audit Committee shall inform the independent auditor, Company management (including the CFO, and Controller) and the head of internal auditing that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. If the Audit Committee Chairperson is contacted about such an issue, he or she shall; (i) confer with the independent auditor about the issue; (ii) notify the other members of the Audit Committee; and (iii) decide whether it is necessary for the Audit Committee to meet before its next scheduled meeting.


                                      -B3-

         g. The Audit Committee shall obtain and review a copy of the most recent independent auditor inspection report as issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

         h. The Audit Committee shall obtain from the independent auditor assurance that, if the independent auditor detects or becomes aware of any illegal act, the independent auditor will immediately and adequately inform the Audit Committee directly and provide the Audit Committee with a written report detailing the such illegal acts detected and any specific conclusions or recommendations for change with respect to such illegal acts.

         i. The Audit Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

REVIEW OF AUDITED FINANCIAL STATEMENTS

7. Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61, "Communications with Audit Committees" requires discussion.

8. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K or Form 10-KSB, as applicable.

9. Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-B or S-K, as applicable. The Audit Committee shall therein report to the stockholders, in such proxy or information statement, whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61, as may be modified or supplemented; (iii) received written disclosures from the outside auditor regarding independence as required by Independence Standards Board Standard No. 1, as may be modified and supplemented, and has discussed with the independent auditors the auditor's independence; and (iv) based on the discussions referred to in Section 9(i)-(iii) above, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K or Form 10-KSB, as applicable, for the last fiscal year for filing with the Securities and Exchange Commission.

REVIEW OF OTHER FINANCIAL DISCLOSURES

10. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the CFO any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and
90. The Audit Committee shall direct management to seek Audit Committee consent in the event that the Company proposes to disclose interim financial information before completion of the independent auditor's review of interim financial information.

11. Earnings Release and Other Financial Information. The Audit Committee shall review and discuss generally Company policy as to the type of information to be disclosed in the Company's earnings press releases and other presentations (including any use of "pro forma" or "adjusted" non-GAAP, information), as well as in financial information and earnings guidance provided to analysts, rating agencies and others to facilitate fair accurate and transparent financial disclosure and compliance with applicable statutory and regulatory requirements. In addition, the Audit Committee shall review earnings releases before their issuance.

12. Quarterly Financial Statements. The Audit Committee shall discuss the results of the SAS 71 "Interim Financial Information" review performed by the independent auditor. The Audit Committee shall also discuss with


                                      -B4-
the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations". This discussion and review shall take place before the filing of the Form 10-Q or 10-QSB, as applicable.

13. Tax Reporting. The Audit Committee shall inquire as to: (i) the status of the Company's tax returns; (ii) whether there are any significant items that have been or might be disputed by the respective jurisdictional taxing authorities; and (iii) inquire about the status of related tax reserves.

CONTROLS AND PROCEDURES

14. Oversight. The Audit Committee shall coordinate the Board of Director's oversight of the Company's internal accounting controls, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall therefore:

         a.  Receive  and review  the  reports  of the CEO and CFO  required  by
         Section 302 of the Sarbanes-Oxley Act (and the applicable rules there under) and Rule 13a-14 of the Exchange Act. Section 302 of the Sarbanes-Oxley Act requires, among other things, that the CEO and CFO to certify that they have disclosed to the Audit Committee: (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and (ii) any fraud, whether material or not material, that involves management or other employees who have a significant role in the Company's internal controls.

         b. Receive and review the reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

         c. Obtain reports from management and the Company's senior internal auditing executive, that the Company is in conformity with applicable legal requirements and the Company's code of conduct. To the extent applicable, inquiries shall be made of the independent auditor regarding the independent auditor's awareness, if any, of violations of applicable legal requirements or violations of the Company's code of conduct.

         d. Review reports and disclosures of insider and affiliated party transactions.

         e. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of conduct.

         f. Discuss with the Company's General Counsel, if applicable, and, where appropriate, outside counsel, legal matters, regulatory proceedings, and current and pending litigation that may have a material impact on the Company's financial statements, compliance policies, or corporate governance.

         g. Review in-house policies and procedures for regular review of officers' expenses and perquisites, including use of corporate assets.

         h. Review any unusual accounting issues that the Company intends to discuss with the SEC's accounting staff prior to when management contacts the SEC so as to provide the SEC with the Audit Committee's position on the Company's proposed accounting treatment as directed in the SEC's "Guidance for Consulting with the Office of the Chief Accountant".

15. Procedures for Complaints. The Audit Committee shall establish procedures for:

         a. the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

         b. the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and

         c. periodically reviewing the complaint procedures to confirm that they can operate effectively.


                                      -B5-

16. Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.

17. Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

         a. the firm's internal quality control procedures; and

         b. any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

18. Risk Management. The Audit Committee shall discuss the Company's policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company's exposure to risk is handled, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

19. Additional Powers. The Audit Committee shall have the authority to utilize additional outside accountants, attorneys, or other advisors to assist the Audit Committee in special circumstances. The Audit Committee shall have such other duties as may be delegated from time to time by the Board.

D. Procedures and Administration

1. Meetings. The Audit Committee shall meet as necessary to discharge its responsibilities but it shall meet at least quarterly, prior to the filing of the interim quarterly reports and annual report. The Audit Committee shall meet quarterly, in private sessions with the independent auditors to discuss pertinent matters, including the quality of management and financial personnel, and any management restrictions on the scope of the audit examination, or other matters that should be discussed with the Audit Committee. The Audit Committee, at least annually, shall meet separately with (i) Company management and (ii) as applicable, the Company personnel comprising the internal audit. The Audit Committee shall keep minutes of its meetings as it shall deem appropriate to accurately describe the issues considered by the Audit Committee and the Audit Committee's final due care determination of how to proceed.

2 Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board. The Audit Committee shall report regularly to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

4. Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

5. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.


                                      -B6-

6. Funding. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

7. Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance and composition.

8. Charter. The Audit Committee shall provide to management and the outside auditors a copy of the Audit Committee charter to communicate the intended responsibilities and relationships between the Company's outside auditors, management, the Audit Committee and the Board as representatives of the stockholders. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.


                                      -B7-

                                ZONE 4 PLAY, INC.

                                   PROXY CARD

         THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ZONE 4 PLAY, INC.

         The undersigned stockholder of Zone 4 Play, Inc. (the "Company") hereby appoints Shimon Citron and Uriel Levy as proxies and attorneys of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the "Stockholders Meeting") to be held at the Company's offices at Israel R&D Center, Kyriat Atidim, Bldg. 2, Tel Aviv 61580, Israel on Monday, June 20, 2005 at 10:00 a.m., and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of the Stockholders Meeting and revokes any proxy heretofore given with respect to such meeting.

         The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each proposal.

      PLEASE VOTE, DATE, AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

1. Proposal 1 - Election of Directors: To elect the following nominees to the Board to serve as directors of the Company until the next annual meeting of the stockholders and until his successor is elected and qualified or his earlier resignation or removal:

                                  Shimon Citron
                                  Shlomo Rothman
                                  Oded Zucker

                 For  |_|             Withhold  |_|

         |_| For all nominees except the following:_____________________________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

2.       Proposal 2 - To approve the Zone 4 Play 2004 Global Share Option Plan.

                 For  |_|             Against  |_|               Abstain  |_|


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING  |_|

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT  |_|   __________________________
                                                      __________________________
                                                      __________________________


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer or if a partnership, please sign in full partnership name by an authorized person.


Signature: ____________________________________________  Date: _________________
Print Name of Stockholder: ____________________________
Print Name of Signer:  ________________________________
Print Title of Signer:  _______________________________
Number Common Shares:  ________________________________


Signature: ____________________________________________  Date: _________________
Print Name of Stockholder: ____________________________
Print Name of Signer:  ________________________________
Print Title of Signer:  _______________________________
Number Common Shares:  ________________________________